                                                                    Exhibit 10.1

                                 SIXTH AMENDMENT
                               TO CREDIT AGREEMENT

                  This SIXTH AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of November 21, 2002 and entered into by and among ARRIS INTERNATIONAL, INC., a Delaware corporation (the "COMPANY"), ARRIS INTERACTIVE L.L.C., a Delaware limited liability company ("ARRIS"), EACH OF COMPANY'S SUBSIDIARIES LISTED ON THE SIGNATURE PAGES HEREOF (Company, Arris and each such subsidiary are individually referred to herein as a "BORROWER" and, collectively, on a joint and several basis, as the "BORROWERS"), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (each individually referred to herein as a "LENDER" and collectively as "LENDERS") and THE CIT GROUP/BUSINESS CREDIT, INC., as administrative agent, collateral agent and syndication agent for Lenders (in such capacity, "ADMINISTRATIVE AGENT"), and is made with reference to that certain Credit Agreement dated as of August 3, 2001, as amended by that certain First Amendment to Credit Agreement dated as of January 8, 2002, as supplemented by that certain Acknowledgement dated as of March 21, 2002, as further amended by that certain Second Amendment to Credit Agreement dated as of April 17, 2002, as further amended by that certain Third Amendment to Credit Agreement dated as of April 24, 2002, as further amended by that certain Fourth Amendment to Credit Agreement dated as of May 31, 2002, as further supplemented by that certain Fifth Amendment dated as of September 30, 2002 and as further supplemented by that certain Consent dated as of September 30, 2002 (as so amended, restated, supplemented or otherwise modified as of the date hereof, the "CREDIT AGREEMENT"), by and among the Borrowers, the financial institutions listed on the signature pages thereof, Credit Suisse First Boston and Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

                  WHEREAS, Borrowers and Lenders desire to amend the Credit Agreement to (i) allow Company and Texscan de Mexico, S.A. de C.V. ("TEXSCAN DE MEXICO") to sell substantially all of the assets related to the Company's Actives Electronics Business (the "ACTIVES DIVISION SALE") to Scientific-Atlanta, Inc. ("SA") for cash proceeds of approximately $37,500,000;
(ii) allow for the release from the Lien created by the Collateral Documents of the assets that in connection with the Actives Division Sale will be transferred to SA by the Company and Texscan de Mexico; and (iii) make certain other amendments as set forth below.

                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

                  SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT

                  1.1 AMENDMENTS TO SECTION 1: PROVISIONS RELATING TO DEFINED TERMS

                  Subsection 1.1 of the Credit Agreement is hereby amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:

                  "ACTIVES DIVISION" means that portion of the Company's and its Subsidiaries' business engaged in the design, manufacture, distribution and sale of (i) RF transmission products, including but not limited to RF amplifiers, RF integrators and RF headend management products, and
         (ii) optical transmission products, including but not limited to optical transmitters and nodes, DWDM transport systems, multi-band block converters, and element management software, including status monitoring and control systems.

                  "ACTIVES DIVISION AMENDMENT" means the Amendment to Purchase Agreement, dated as of November 21, 2002, by and among SA, Company and Texscan de Mexico, as amended, restated, supplemented or otherwise modified from time to time to the extent permitted under subsection 7.12.

                  "ACTIVES DIVISION ASSET PURCHASE AGREEMENT" means the Agreement for Purchase and Sale of Assets, dated as of November 21, 2002, by and among SA, Company and Texscan de Mexico, as amended by the Actives Division Amendment and as otherwise amended, restated, supplemented or otherwise modified from time to time to the extent permitted under subsection 7.12.

                  "ACTIVES DIVISION ASSUMPTION AGREEMENT" means the Assumption Agreement dated as of November 21, 2002, by and among SA, Company and Texscan de Mexico, as amended, restated, supplemented or otherwise modified from time to time to the extent permitted under subsection 7.12.

                  "ACTIVES DIVISION CLOSING DATE" means the Closing Date (as such term is defined in the Actives Division Asset Purchase Agreement).

                  "ACTIVES DIVISION GENERAL BILL OF SALE AND ASSIGNMENT" means the General Bill of Sale and Assignment, dated as of November 21, 2002, by and among SA, Company and Texscan de Mexico, as amended, restated, supplemented or otherwise modified from time to time to the extent permitted under subsection 7.12.

                  "ACTIVES DIVISION LICENSE AGREEMENT" means the Limited Patent License Agreement dated as of November 21, 2002, by and among Company and SA, as amended, restated, supplemented or otherwise modified from time to time to the extent permitted under subsection 7.12.

                  "ACTIVES DIVISION SALE" means the sale by Company and Texscan de Mexico of the assets and properties used primarily in the conduct and operation of the Actives Division in accordance with the terms of the Actives Division Asset Purchase Agreement.

                  "ACTIVES DIVISION SALE DOCUMENTS" means the Actives Division Asset Purchase Agreement, Actives Division Amendment, Actives Division Assumption Agreement, Actives Division General Bill of Sale and Assignment, Actives Division License Agreement, Actives Division Settlement and Cross-License Agreement and the Actives Division Transition Services Agreement and all other instruments or documents delivered or entered into in connection with any of the foregoing, in each case including all schedules, annexes and exhibits thereto, as such Actives Division Sale Documents may be amended, restated, supplemented or otherwise modified from time to time to the extent permitted under subsection 7.12.

                  "ACTIVES DIVISION SETTLEMENT AND CROSS-LICENSE AGREEMENT" means the Settlement and Cross-License Agreement, dated as of November 21, 2002, by and among Company and SA, as amended, restated, supplemented or otherwise modified from time to time to the extent permitted under subsection 7.12.

                    "ACTIVES DIVISION TRANSITION SERVICES AGREEMENT" means the Transition Services Agreement dated as of November 21, 2002, by and among Company and SA, as amended, restated, supplemented or otherwise modified from time to time to the extent permitted under subsection 7.12.

                  "SA" means Scientific-Atlanta, Inc., a Georgia Corporation.


                  "TEXSCAN DE MEXICO" means Texscan de Mexico, S.A. de C.V, a company organized under the laws of Mexico


         1.2      AMENDMENTS TO SECTION 2: AMOUNTS AND TERMS OF COMMITMENTS AND
                  LOANS

                  Subsection 2.4A(iii)(a) of the Credit Agreement is hereby amended by deleting the proviso at the end of such subsection and substituting therefore the following:

                   " ; provided, further, that notwithstanding anything in this clause (a) to the contrary, from and after the Fifth Amendment Effective Date, if no Event of Default or Potential Event of Default has occurred and is continuing, so long as any Convertible Subordinated Notes are outstanding, Borrowers shall apply an amount equal to such Net Asset Sale Proceeds from the Keptel Sale, the Actives Division Sale or any Asset Sale permitted pursuant to subsection 7.7(vi), first, to repay any outstanding Loans to the full extent thereof and reduce the Revolving Loan Commitments by an amount equal to such repayment, second, in accordance with subsection 6.16(b) and third, as otherwise provided in this clause (a); provided, further, that notwithstanding anything in the immediately foregoing proviso to the contrary, so long as (i) no Event of Default or Potential Event of Default has occurred and is continuing and (ii) there are Convertible Subordinated Notes outstanding, the Commitments shall not be reduced in connection with any repayment of the Loans made pursuant to this clause (a) in connection with the receipt of Net Asset Sale Proceeds from the Actives Division Sale."

         1.3      AMENDMENTS TO SECTION 6: AFFIRMATIVE COVENANTS

                  Section 6 of the Credit Agreement is hereby amended by deleting subsection 6.16(b) and substituting therefore the following:

                  "(b) If at any time after the Fifth Amendment Effective Date, Holdings or any of its Subsidiaries shall make an Asset Sale permitted by subsections 7.7(vi) or 7.7(xii) or issue any Subordinated Indebtedness or unsecured Indebtedness in accordance with subsection 7.1(xii), so long as (i) any Convertible Subordinated Notes are outstanding and (ii) the conditions set forth in subsection 7.5(xi) are satisfied, Borrowers shall within 15 days of the receipt of such Net Asset Sale Proceeds or Net Securities Proceeds, (x) repay or redeem the Convertible Subordinated Notes and/or (y) deposit Cash in the Redemption/Repayment Deposit Account, in an amount equal to such Net Asset Sale Proceeds or Net Securities Proceeds minus the amount of any repayment of the Loans required to be made in accordance with subsection 2.4(A)(iii) in connection with the receipt of such Net Asset Sale Proceeds or Net Securities Proceeds."

         1.4      AMENDMENTS TO SECTION 7: BORROWERS' NEGATIVE COVENANTS

         A. Subsection 7.3 of the Credit Agreement is hereby amended by deleting the "and" at the end of clause (xvi), deleting the period at the end of clause
(xvii) and substituting therefore "; and", and inserting the following clause (xviii) at the end of such subsection:

                  "(xviii) Company and Texscan de Mexico may acquire and hold the right to receive any payment in connection with the post-closing purchase price adjustment contained in the Actives Division Asset Purchase Agreement in accordance with the terms thereof."

         B. Subsection 7.7 of the Credit Agreement is hereby amended by deleting the "and" at the end of clause (x), deleting the period at the end of clause
(xi) and substituting therefore "; and", and inserting the following clause
(xii) at the end of such subsection:

                   "(xii) So long as no Event of Default or Potential Event of Default has occurred and is continuing or would be caused thereby, Company and Texscan de Mexico may sell, license, assign or transfer the assets and properties used primarily in the conduct and operation of the Company's and its Subsidiaries' Actives Division for cash consideration of $37,500,000 (subject to a post-closing purchase price adjustment as provided in the Actives Division Asset Purchase Agreement) payable on of after the Actives Division Closing Date in accordance with the terms of the Actives Division Sale Documents."

         C. Subsection 7.12 of the Credit Agreement is hereby amended by deleting subsection 7.12A and substituting therefor the following:

                  "A. AMENDMENTS OR WAIVERS OF CERTAIN AGREEMENTS. Neither any Borrower nor any of its Subsidiaries will agree to any amendment to, or waive any of its rights under, any Reorganization Document, Mexican Intercompany Security Document, Tax Abatement Transaction Document, Cadant Acquisition Document, Keptel Sale Document or Actives Division Sale Document after the Closing Date, without in each case obtaining the prior written consent of Requisite Lenders to such amendment or waiver."

                  SECTION 2. RELEASE OF CERTAIN COLLATERAL

         In connection with the Actives Division Sale, the Lenders hereby authorize Administrative Agent to release from the Liens created by the Collateral Documents (i) the assets sold by the Company and Texscan de Mexico pursuant to the Actives Division Sale Documents and (ii) the Intellectual Property Collateral (as defined in the Security Agreement) transferred by Borrowers pursuant to the Actives Division Sale Documents.

                  SECTION 3. CONDITIONS TO EFFECTIVENESS

                  Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "SIXTH AMENDMENT EFFECTIVE DATE") on the Sixth Amendment Effective Date, all conditions to the consummation of the Actives Division Sale (other than payment of the purchase price therefor and the conveyance of assets resulting therefrom) shall have been satisfied or waived with the consent of Administrative Agent and Administrative Agent shall have received (i) a fully executed or conformed copy of each Actives Division Sale Document to be entered into on or prior to the Sixth Amendment Effective Date, in form and substance reasonably satisfactory to the Administrative Agent and each such Actives Division Acquisition Document shall be in full force and effect and no provision thereof shall have been modified or waived without the consent of Administrative Agent and the parties to the Actives Division Sale Documents shall not have failed in any material respect to perform any material obligation or covenant required by the Actives Division Asset Purchase Agreement, respectively, to be performed or complied with by any of them on or before the Sixth Amendment Effective Date, and (ii) an Officer's Certificate of Company (1) to the effect set forth in clause (i) and (2) stating that Company and Texscan de Mexico will proceed to consummate the Actives Division Sale contemporaneously with the effectiveness of this Amendment.

                  SECTION 4. BORROWERS' REPRESENTATIONS AND WARRANTIES

                  In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Borrowers represent and warrant to each Lender that the following statements are true, correct and complete:

         A. CORPORATE POWER AND AUTHORITY. Each Borrower has all requisite corporate power and authority to enter into this Amendment, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT").

         B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of each of the Borrowers.

         C. NO CONFLICT. The execution and delivery by Borrowers of this Amendment and the performance by Borrowers of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to any Borrower or any of their respective Subsidiaries, the Certificate or Articles of Incorporation or Bylaws or Certificate of Formation or Operating Agreement, as applicable, of any Borrower or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on any Borrower or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of any Borrower or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Borrower or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of any Borrower or any of its Subsidiaries.

         D. GOVERNMENTAL CONSENTS. The execution and delivery by each Borrower of this Amendment and the performance by the Borrowers of the Amended Agreement and the transactions contemplated by this Amendment do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body, other than filings required by the Securities Act and the regulations relating thereto.

         E. BINDING OBLIGATION. This Amendment and the Amended Agreement have been duly executed and delivered by each Borrower and are the legally valid and binding obligations of the Borrowers, enforceable against the Borrowers in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

         F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Sixth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

         SECTION 5. ACKNOWLEDGEMENT AND CONSENT

         A. Holdings, each Borrower and each Subsidiary Guarantor hereby acknowledges that such Loan Party has read this Amendment and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Loan Party under each of the Loan Documents to which such Loan Party is a party shall not be impaired and each of the Loan Documents to which such Loan Party is a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.

                  Holdings and each Subsidiary Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Loan Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Loan Party to any future amendments to the Credit Agreement.

         SECTION 6. MISCELLANEOUS

         A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

         (i) On and after the Second Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

         (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

         B. FEES AND EXPENSES. Company acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Agents and their counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrowers.

         C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

         D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         E. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the execution of a counterpart hereof by each of the Borrowers, each of the Subsidiary Guarantors, Holdings and Requisite Lenders and receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery.

                  [Remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

HOLDINGS:                               ARRIS GROUP, INC.


                                        By: /s/ Lawrence A. Margolis
                                            _____________________________
                                              Name:       Lawrence A. Margolis
                                              Title:      Vice President, Chief
                                                          Financial Officer &
                                                          Secretary

COMPANY:                                ARRIS INTERNATIONAL, INC.


                                        By: /s/ Lawrence A. Margolis
                                            _____________________________
                                              Name:       Lawrence A. Margolis
                                              Title:      Executive Vice
                                                          President, Chief
                                                          Financial
                                                          Officer & Secretary

ARRIS:                                  ARRIS INTERACTIVE L.L.C.


                                        By: /s/ Lawrence A. Margolis
                                            _____________________________
                                              Name:       Lawrence A. Margolis
                                              Title:      Executive Vice
                                                          President


SUBSIDIARIES OF COMPANY:                ANTEC ASSET MANAGEMENT COMPANY

                                             By: /s/ Lawrence A. Margolis
                                                _____________________________
                                                   Name:  Lawrence A. Margolis
                                                   Title: President


                                        ANTEC LICENSING COMPANY

                                             By: /s/ Lawrence A. Margolis
                                                 _____________________________
                                                   Name:   Lawrence A. Margolis
                                                   Title:  President

                                        TEXSCAN CORPORATION

                                             By: /s/ Lawrence A. Margolis
                                                 -----------------------------
                                                   Name:  Lawrence A. Margolis
                                                   Title: Chairman of the Board


                                        ELECTRONIC CONNECTOR CORPORATION OF
                                        ILLINOIS

                                             By: /s/ Lawrence A. Margolis
                                                 -----------------------------
                                                   Name:  Lawrence A. Margolis
                                                   Title: Vice President


                                        POWER GUARD, INC.

                                             By: /s/ Lawrence A. Margolis
                                                 -----------------------------
                                                   Name:  Lawrence A. Margolis
                                                   Title: Vice President


                                        ELECTRONIC SYSTEM PRODUCTS INC.

                                             By: /s/ Lawrence A. Margolis
                                                 -----------------------------
                                                   Name:  Lawrence A. Margolis
                                                   Title: Vice President


                                        KEPTEL, INC.

                                             By: /s/ Lawrence A. Margolis
                                                 -----------------------------
                                                   Name:  Lawrence A. Margolis
                                                   Title: Vice President

SUBSIDIARY GUARANTORS,

for purposes of Section 3 only,             TEXSCAN DE MEXICO, S.A. DE C.V.


                                        By: /s/ Lawrence A. Margolis
                                            ---------------------------
                                            Name:  Lawrence A. Margolis
                                            Title: Chairman


                                        KEPTEL DE MEXICO S.A. DE C.V.


                                        By: /s/ Lawrence A. Margolis
                                            ---------------------------
                                            Name:  Lawrence A. Margolis
                                            Title: Chairman


                                        ANTEC INTERNATIONAL CORPORATION

                                        By: /s/ Lawrence A. Margolis
                                            ---------------------------
                                            Name:  Lawrence A. Margolis
                                            Title: Director

LENDERS: THE CIT GROUP/BUSINESS CREDIT, INC., individually and as Administrative Agent and Collateral Agent


                                        By: /s/  John F. Bohan
                                            ---------------------------------
                                            Name:  John F. Bohan
                                            Title: Vice President

                                        AMERICAN NATIONAL BANK AND
                                        TRUST COMPANY OF CHICAGO

                                        By: /s/  Diane M. Zurick
                                            -------------------------------
                                            Name:  Diane M. Zurick
                                            Title: Assistant Vice President

                                        COMERICA BANK

                                        By: /s/  Roamre Desolvatore
                                            -----------------------------
                                            Name:  Roamre Desolvatore
                                            Title: Vice President

                                        CONGRESS FINANCIAL CORPORATION
                                        (SOUTHERN)


                                        By: /s/  Morris P. Holloway
                                            -----------------------------
                                            Name:  Morris P. Holloway
                                            Title: Senior Vice President

                                        FLEET CAPITAL CORPORATION

                                        By: /s/ Douglas Strange
                                            -----------------------------
                                            Name:  Douglas Strange
                                            Title: Vice President

                                        GMAC COMMERCIAL CREDIT LLC

                                        By: /s/ Patrick McComack
                                            -----------------------------
                                            Name:  Patrick McComack
                                            Title: Vice President